SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 24, 2002


                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   001-16783                 95-4097995
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                         (Registrant's Telephone Number)


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ITEM 5. OTHER EVENTS

     Reference is made to the press release of Registrant issued on October 24, 2002, regarding third quarter earnings, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

     Reference is made to the press release of Registrant issued on October 24, 2002, regarding the $45 million repayment of senior notes and senior subordinated notes, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.2.

     Reference is made to the press release of Registrant issued on October 24, 2002, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.3.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          10.1 Fifth Amendment to Credit and Guaranty Agreement dated October 24, 2002.

          10.2  Consent and Waiver dated October 24, 2002.

          99.1 Press release dated October 24, 2002, regarding third quarter earnings.

          99.2 Press release dated October 24, 2002, regarding the $45 million repayment of senior and senior subordinated notes.

          99.3 Press release dated October 24, 2002, regarding earnings guidance.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 25, 2002                            VCA Antech, Inc.

                                             /S/ TOMAS W. FULLER
                                            -----------------------------------
                                            By:   Tomas W. Fuller
                                            Its:  Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibits

     10.1  Fifth Amendment to Credit and Guaranty Agreement dated October 24,
           2002.

     10.2  Consent and Waiver dated October 24, 2002.

     99.1 Press release dated October 24, 2002, regarding third quarter earnings.

     99.2 Press release dated October 24, 2002, regarding the $45 million repayment of senior and senior subordinated notes.

     99.3  Press release dated October 24, 2002, regarding earnings guidance.




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